Exhibit 10.3

HUNTSMAN CORPORATION

VOTING AND STANDSTILL AGREEMENT

Dated December 23, 2008

TABLE OF CONTENTS

SECTION 1.	Standstill Provisions	2
1.1	Acquisition and Transfer of Voting Securities	2
1.2	Further Restrictions on Conduct	2
1.3	Legends	3

SECTION 2.	Voting Provisions	3
2.1	Voting of Voting Securities	3
2.2	Transfer of Voting Restrictions	4

SECTION 3.	Portfolio Companies	4
3.1	Portfolio Companies	4

SECTION 4.	Representations and Warranties	4
4.1	Representations and Warranties of Huntsman	4
4.2	Representations and Warranties of Apollo-Related Stockholders	4

SECTION 5.	Miscellaneous	5
5.1	Term	5
5.2	Notices	5
5.3	Amendments; No Waivers	6
5.4	Successors and Assigns	6
5.5	Severability	6
5.6	Counterparts	6
5.7	Specific Performance	6
5.8	Governing Law	6

Schedule A	Defined Terms
Schedule B	Current Beneficial Ownership

VOTING AND STANDSTILL AGREEMENT

This Voting and Standstill Agreement, dated as of December 23, 2008 (this “Agreement”), among on the one hand Huntsman Corporation, a Delaware corporation (“Huntsman”); and on the other hand Apollo Investment Fund VI, L.P., a Delaware limited partnership; Apollo Overseas Partners VI, L.P., a Cayman Island exempted limited partnership; Apollo Overseas Partners (Delaware) VI, L.P., a Delaware limited partnership; Apollo Overseas Partners (Delaware 892) VI, L.P., a Delaware limited partnership; Apollo Overseas Partners (Germany) VI, L.P., a Cayman Islands exempted limited partnership; and AAA Guarantor—Co-Invest VI, L.P., a Guernsey limited partnership (collectively, the “Apollo Purchasers”), and Apollo Investment Fund IV, L.P., a Delaware limited partnership; Apollo Overseas Partners IV, L.P., a Cayman Islands exempted limited partnership; Apollo Investment Fund V, L.P., a Delaware limited partnership; Apollo Overseas Partners V, L.P., a Cayman Islands exempted limited partnership; Apollo Netherlands Partners V(A), L.P., a Cayman Islands exempted limited partnership; Apollo Netherlands Partners V(B), L.P., a Cayman Islands exempted limited partnership; Apollo German Partners V GmbH & Co. KG, a German limited partnership; Apollo Advisors IV, L.P., a Delaware limited partnership; Apollo Management IV, L.P., a Delaware limited partnership; Apollo Advisors V, L.P., a Delaware limited partnership; Apollo Management V, L.P., a Delaware limited partnership; Apollo Advisors VI, L.P., a Delaware limited partnership; Apollo Management VI, L.P., a Delaware limited partnership; Apollo Management, L.P., a Delaware limited partnership; Apollo Global Management, LLC, a Delaware limited liability company; Leon D. Black and Joshua J. Harris (collectively, including the Apollo Purchasers, the “Apollo Parties”), and Hexion Specialty Chemicals, Inc., a New Jersey corporation (“Hexion”); Hexion LLC, a Delaware limited liability company; Nimbus Merger Sub Inc., a Delaware corporation; and Craig O. Morrison (collectively, the “Hexion Parties” and, together with the Apollo Parties, the “Apollo-Related Stockholders”).  Certain capitalized and other terms used in this Agreement are defined on Schedule A and references to a “Schedule” are, unless otherwise specified, to a Schedule attached to this Agreement.

WHEREAS, Huntsman, Jon M. Huntsman, Peter R. Huntsman, the Huntsman Family Stockholders (as defined therein) and the Apollo-Related Stockholders have entered into that certain Settlement Agreement and Release dated as of December 14, 2008 (the “Settlement Agreement”) and Huntsman and the Apollo Purchasers are concurrently entering into that certain Note Purchase Agreement (the “Purchase Agreement”) pursuant to which the Apollo Purchasers will purchase from Huntsman $250,000,000 in principal amount of 7% Convertible Senior Notes due 2018 (the “Convertible Notes”) that are convertible into shares of common stock, par value $0.01 per share, of Huntsman (“Common Stock”); and

WHEREAS, the parties’ entering into this Agreement is a condition to the parties entering into, and done in consideration of the parties’ mutual agreements under, the Settlement Agreement and the Purchase Agreement;

NOW, THEREFORE, Huntsman and the Apollo-Related Stockholders, intending to be legally bound, hereby agree, effective as of the date hereof (the “Effective Time”), as follows:

SECTION 1.     STANDSTILL PROVISIONS

Section 1.1                                      Acquisition and Transfer of Voting Securities.

(a)                                  The Apollo-Related Stockholders agree that neither they nor any of their Affiliates, shall hold or acquire Beneficial Ownership of any Voting Securities, or securities exercisable for or convertible into Voting Securities, other than any shares of Common Stock issuable upon conversion of the Convertible Notes or received in payment of interest or principal on the Convertible Notes (the “Underlying Common Shares”) (such Underlying Common Shares, together with the Convertible Notes, the “Settlement Securities”), any Common Stock issued as dividends on or distributed in respect of such Settlement Securities and any shares of Common Stock Beneficially Owned as of the Effective Time and set forth on Schedule B.  If at any time the Apollo-Related Stockholders become aware that they or any of their Affiliates are not in compliance with the foregoing, then the Apollo-Related Stockholders shall as promptly as reasonably practicable take all actions necessary, including the divestiture of securities in a commercially reasonable period, to comply with this Section 1.1(a).

(b)                                 Subject to Section 2.2, the Apollo-Related Stockholders agree that, for a period of one year from the date hereof (the “Lock Up Period”), neither they nor any of their Affiliates will, without the prior written consent of Huntsman, Transfer any Settlement Securities to any Person.  Notwithstanding the foregoing, the prohibition on transfer set forth in the preceding sentence shall not apply to (i) any shares of Common Stock received in payment of interest on the Convertible Notes, (ii) Transfers to an Affiliate of the Apollo-Related Stockholders (other than Hexion and any of its Subsidiaries or any such Affiliate that is then a Portfolio Company), or (iii) pledges of Voting Securities as a security for borrowings in a bona fide financing from an unaffiliated financial institution provided such financial institution agrees in writing that, upon any foreclosure, it will be bound by the provisions of this Agreement as though it were an Apollo-Related Stockholder.

Section 1.2     Further Restrictions on Conduct.  The Apollo-Related Stockholders agree that:

(a)                                  Neither the Apollo-Related Stockholders nor any of their Affiliates shall seek or propose to influence or control (whether through a 13D Group or otherwise) the management, Board of Directors, policies or affairs of Huntsman or any of its Subsidiaries and shall not initiate or propose any stockholder proposal or action or make any “solicitation” of “proxies” (as such terms are defined in Regulation 14A under the Exchange Act, as in effect on the date hereof) with respect to the voting of or consenting with respect to, any Voting Securities, or become a “participant” in a “solicitation” (as such terms are defined in Regulation 14A under the Exchange Act, as in effect on the date hereof) in any election contest with respect to the election or removal of any director of Huntsman or in opposition to the publicly disclosed recommendation of the majority of the directors of Huntsman with respect to any other matter relating to the management and affairs of Huntsman or make any public statement (or take any action which would reasonably be expected to require or result in disclosure publicly of their position) regarding any of the foregoing;

(b)                                 Neither the Apollo-Related Stockholders nor any of their Affiliates shall initiate (or solicit other Persons to initiate) or make any public statement regarding, any tender or exchange offer for Voting Securities or other securities of Huntsman or any of its Subsidiaries, or any Business Combination or recapitalization, restructuring, liquidation or dissolution involving Huntsman or any of its Subsidiaries;

(c)                                  Neither the Apollo-Related Stockholders nor any of their Affiliates shall form, join or participate in any 13D Group (other than among themselves) with respect to acquiring, disposing or voting Voting Securities;

(d)                                 Neither the Apollo-Related Stockholders nor any of their Affiliates shall request Huntsman (or any of its directors, officers, employees or agents), directly or indirectly, to amend or waive any of the provisions of this Agreement (except in a manner that does not require or result in disclosure publicly or to third parties);

(e)                                  Neither the Apollo Related Stockholders nor any of their Affiliates shall engage in any short sales or other derivative or hedging activities with respect to the Convertible Notes or the Common Stock;

(f)                                    The Apollo-Related Stockholders and each of their Affiliates shall not disclose any intention, plan or arrangement inconsistent with any of the foregoing; and

(g)                                 Neither the Apollo-Related Stockholders nor any of their Affiliates shall advise, assist or knowingly encourage any other Persons to do any of the foregoing; provided, however, that this Section 1.2(g) shall not limit or preclude ordinary course of business commercial dealings of any Portfolio Company.

Section 1.3                                      Legends.  The Apollo-Related Stockholders and their Affiliates agree that stop transfer instructions reflecting the terms of this Agreement will be given to Huntsman’s transfer agent with respect to the Underlying Common Shares and any Common Stock issued as dividends on or distributed in respect of Settlement Securities and that there will be placed on the certificates representing all Settlement Securities an appropriate legend to ensure compliance with the terms of this Agreement.  Huntsman agrees to take such steps as are necessary such that such instructions and legends will be removed effective as of the time the restrictions imposed by this Agreement no longer apply.

SECTION 2.     VOTING PROVISIONS

Section 2.1                                      Voting of Voting Securities.  The Apollo-Related Stockholders agree that, in connection with any matter in which the Apollo-Related Stockholders and their Affiliates have voting rights in their capacity as stockholders (and for the avoidance of doubt not as a holder of Convertible Notes), any Voting Securities held by the Apollo-Related Stockholders and each of their Affiliates shall be cast for, against or abstain in respect of any matter submitted to the holders of Voting Securities, at the election of Huntsman, either (a) in the same proportion as the votes cast for, against or abstain by all holders of Voting Securities (other than the

Apollo-Related Stockholders) or (b) in the manner recommended by a majority of the Board of Directors.  With respect to such voting matters, Huntsman shall provide adequate advance notice of its election hereunder and shall assist the Apollo-Related Stockholders in implementing such election.

Section 2.2                                      Transfer of Voting Restrictions.  The Apollo-Related Stockholders agree that neither they nor any of their Affiliates will Transfer any Settlement Securities or any shares of Voting Securities to any Person unless and until such transferee has agreed in writing to be bound by the restrictions set forth in Section 2.1, with such transferee being deemed to be an Apollo-Related Stockholder for purposes of Section 2 (provided that this Section 2.2 and the limitations in Section 2.1 shall not apply to Transfers (a) to any Person or 13D Group in a public or private sale which would, immediately after giving effect to such Transfer, Beneficially Own and of record own less than 5% of the outstanding Voting Securities, (b) in an underwritten public offering involving a Distribution or (c) effected in a regular broker transaction pursuant to Rule 144).

SECTION 3.     PORTFOLIO COMPANIES

Section 3.1                                      Portfolio Companies.  For the purposes of the provisions of Sections 1.1(a), 1.2, 2.1 and 2.2 of this Agreement, with respect to Affiliates of the Apollo-Related Stockholders that are Portfolio Companies, the obligations of the Apollo-Related Stockholders and their other Affiliates are limited to (i) not directing or otherwise affirmatively causing or encouraging such Portfolio Company to violate the provisions of Sections 1.1(a), 1.2, 2.1 and 2.2 of this Agreement and (ii) if they become aware of a Portfolio Company acquiring Voting Securities of Huntsman or otherwise violating the provisions of Sections 1.1(a), 1.2, 2.1 and 2.2 of this Agreement, using reasonable efforts to cause such Portfolio Company to sell such Voting Securities or otherwise comply with the provisions of Sections 1.1(a), 1.2, 2.1 and 2.2 of this Agreement.

SECTION 4.     REPRESENTATIONS AND WARRANTIES

Section 4.1                                      Representations and Warranties of Huntsman.  Huntsman represents and warrants to the Apollo-Related Stockholders that (a) Huntsman is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder, (b) the execution and delivery of this Agreement by Huntsman and the consummation by Huntsman of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Huntsman and (c) this Agreement has been duly executed and delivered by Huntsman and constitutes a valid and binding obligation of Huntsman, and is enforceable against Huntsman in accordance with its terms.

Section 4.2                                      Representations and Warranties of Apollo-Related Stockholders.  Each Apollo-Related Stockholder represents and warrants to Huntsman that (a) with respect to each Apollo-Related Stockholder that is not a natural person, such Apollo-Related Stockholder is a corporation or other entity duly organized, validly existing and in good standing under the laws of its state of incorporation or formation and has the power and authority to enter into this Agreement and to carry out its obligations hereunder, (b) the execution and delivery of this

Agreement by each of the Apollo-Related Stockholders and the consummation thereby of the transactions contemplated hereby have been duly authorized by all necessary action on its part and no other proceedings on its part are necessary to authorize this Agreement or any of the transactions contemplated hereby and (c) this Agreement has been duly executed and delivered by each of the Apollo-Related Stockholders and constitutes a valid and binding obligation of each of them, and is enforceable against each of them in accordance with its terms.

SECTION 5.     MISCELLANEOUS

Section 5.1                                    Term.  This Agreement, including the obligations and restrictions imposed on the Apollo-Related Stockholders hereunder shall terminate upon the later to occur of (i) 11:59 p.m., New York City time on December 31, 2010 and (ii) the date on which none of the Apollo-Related Stockholders or their Affiliates (including any Portfolio Company so long as such Portfolio Company remains an Affiliate) Beneficially Own or own of record Convertible Notes or any securities issued in respect thereof or otherwise that represent 3% or more of the then-outstanding Common Stock.

Section 5.2                                    Notices.  All notices and communications provided for hereunder shall be in writing and sent (a) by facsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid).  Any such notice must be sent:

(i)                                     If to the Company, to the Company at 500 Huntsman Way, Salt Lake City, Utah 84108  to the attention of the Treasurer, facsimile number: (801) 584-5788 (with a copy to the General Counsel, facsimile number: (801) 584-5782), or at such other address as the Company shall have specified to the holder of each Note in writing.

(ii)                                  If to any of the Apollo Parties, to Apollo Global Management, LLC at 9 West 57th Street, 43rd Floor, New York, New York 10019 to the attention of the General Counsel, facsimile number: (646) 607-0539 , or at such other address as any of the Apollo Parties shall have specified to the Company in writing.

(iii)                               If to any of the Hexion Parties, to Hexion Specialty Chemicals, Inc., 180 East Broad Street, Columbus, Ohio  43215 to the attention of the General Counsel, facsimile number: (216) 479-8776, or at such other address as any of the Hexion Parties shall have specified to the Company in writing.

(iv)                              If to any subsequent transferee pursuant to Section 2.2 that has agreed in writing to be bound by the restrictions set forth in Section 2.1, to such transferee at such other address as such transferee shall have specified to the Company in writing.

Notices under this Section 5.2 will be deemed given only (x) when actually delivered (or if such delivery is not on a Business Day, on the next Business Day), (y) when facsimile confirmation is received (or if such receipt is not on a Business Day, on the next Business Day) or, (z) if sent by registered or certified mail, three Business Days after the date of mailing.

Section 5.3                                      Amendments; No Waivers.

(a)                                  Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the parties hereto, or in the case of a waiver, by the party against whom the waiver is to be effective.

(b)                                 No failure or delay by any party hereto in the exercise of any right hereunder shall impair such right or be construed as a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right.  All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

Section 5.4                                      Successors and Assigns.  All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns whether so expressed or not.

Section 5.5                                      Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 5.6                                      Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.  Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

Section 5.7                                      Specific Performance.  The parties hereto each acknowledge and agree, and agree not to assert otherwise in any proceeding, that a breach or threatened breach of any of the provisions of this Agreement by a party will cause irreparable injury to the other parties to this Agreement for which remedies at law would be inadequate and, in recognition of that fact, agrees that, in the event of a breach or threatened breach by any of them of the provisions of this Agreement, in addition to any remedies at law, the aggrieved party, without posting any bond and without any showing of irreparable injury, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy which may then be available.  The provisions of this Section 5.7 are without prejudice to any other rights that the parties hereto may have for any breach of this Agreement.  The parties further agree not to assert in any proceeding that grounds for any equitable relief are not satisfied.

Section 5.8                                      Governing Law.  This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware, without regard to the conflict of law principles thereof.  Any suit, action or proceeding arising out of or relating to this Agreement shall only be instituted in the Delaware Chancery Court, and if such court should decline jurisdiction, then in the Federal courts within the State of Delaware.  Each party agrees to personal jurisdiction in any action brought in any court within the State of Delaware having subject matter jurisdiction over the matters arising under this Agreement.  Each party waives any objection which it may have now or hereafter to the laying of the venue of such action or proceeding and irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding.  The parties unconditionally waive any right to trial by jury in any such suit, action or proceeding.

*    *    *    *    *

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first referred to above.

APOLLO-RELATED STOCKHOLDERS

APOLLO INVESTMENT FUND VI, L.P.

By:	Apollo Advisors VI, L.P.,
its general partner

	By:	Apollo Capital Management VI, LLC,
its general partner

	By:	/s/ John J.Suydam
Name:John J. Suydam
Title:Vice President

APOLLO OVERSEAS PARTNERS VI, L.P.

By:	Apollo Advisors VI, L.P.,
its managing general partner

	By:	Apollo Capital Management VI, LLC,
its general partner

	By:	/s/ John J.Suydam
Name:John J. Suydam
Title:Vice President

APOLLO OVERSEAS PARTNERS
(DELAWARE) VI, L.P.

By:	Apollo Advisors VI, L.P.,
its general partner

	By:	Apollo Capital Management VI, LLC,
its general partner

	By:	/s/ John J.Suydam
Name:John J. Suydam
Title:Vice President

[Signature page to Voting and Standstill Agreement]

APOLLO OVERSEAS PARTNERS
(DELAWARE 892) VI, L.P.

By:	Apollo Advisors VI, L.P.,
its general partner

	By:	Apollo Capital Management VI, LLC,
its general partner

	By:	/s/ John J. Suydam
Name: John J. Suydam
Title: Vice President

APOLLO OVERSEAS PARTNERS
(GERMANY) VI, L.P.

By:	Apollo Advisors VI, L.P.,
its managing general partner

	By:	Apollo Capital Management VI, LLC,
its general partner

	By:	/s/ John J. Suydam
Name: John J. Suydam
Title: Vice President

AAA GUARANTOR - CO-INVEST VI, L.P.

By:	AAA MIP Limited,
its general partner

	By:	Apollo Alternative Assets, L.P.,
its investment manager

	By:	Apollo Alternative Assets GP Limited,
its general partner

	By:	/s/ John J. Suydam
Name: John J. Suydam
Title: Vice President

[Signature page to Voting and Standstill Agreement]

APOLLO INVESTMENT FUND IV, L.P.

By:	Apollo Advisors IV, L.P.,
its general partner

	By:	Apollo Capital Management IV, Inc.,
its general partner

	By:	/s/ John J. Suydam
Name: John J. Suydam
Title: Vice President

APOLLO OVERSEAS PARTNERS IV, L.P.

By:	Apollo Advisors IV, L.P.,
its managing partner

	By:	Apollo Capital Management IV, Inc.,
its general partner

	By:	/s/ John J. Suydam
Name: John J. Suydam
Title: Vice President

APOLLO INVESTMENT FUND V, L.P.

By:	Apollo Advisors V, L.P.,
its general partner

	By:	Apollo Capital Management V, Inc.,
its general partner

	By:	/s/ John J. Suydam
Name: John J. Suydam
Title: Vice President

[Signature page to Voting and Standstill Agreement]

APOLLO OVERSEAS PARTNERS V, L.P.

By:	Apollo Advisors V, L.P.,
its managing general partner

	By:	Apollo Capital Management V, Inc.,
its general partner

	By:	/s/ John J. Suydam
Name: John J. Suydam
Title: Vice President

APOLLO NETHERLANDS PARTNERS V(A), L.P.

By:	Apollo Advisors V, L.P.,
its managing general partner

	By:	Apollo Capital Management V, Inc.,
its general partner

	By:	/s/ John J. Suydam
Name: John J. Suydam
Title: Vice President

APOLLO NETHERLANDS PARTNERS V(B), L.P.

By:	Apollo Advisors V, L.P.,
its managing general partner

	By:	Apollo Capital Management V, Inc.,
its general partner

	By:	/s/ John J. Suydam
Name: John J. Suydam
Title: Vice President

[Signature page to Voting and Standstill Agreement]

APOLLO GERMAN PARTNERS V GMBH & CO., KG

By:	Apollo Advisors V, L.P.,
its managing limited partner

	By:	Apollo Capital Management V, Inc.,
its general partner

	By:	/s/ John J. Suydam
Name: John J. Suydam
Title: Vice President

APOLLO ADVISORS IV, L.P.

By:	Apollo Capital Management IV, Inc.,
its general partner

By:	/s/ John J. Suydam
Name: John J. Suydam
Title: Vice President

APOLLO MANAGEMENT IV, L.P.

By:	Apollo Management, L.P.,
its general partner

	By:	Apollo Management GP, LLC,
its general partner

	By:	/s/ John J. Suydam
Name: John J. Suydam
Title: Vice President

APOLLO ADVISORS V, L.P.

By:	Apollo Capital Management V, Inc.,
its general partner

By:	/s/ John J. Suydam
Name: John J. Suydam
Title: Vice President

[Signature page to Voting and Standstill Agreement]

APOLLO MANAGEMENT V, L.P.

By:	AIF V Management, LLC,
its general partner

By:	/s/ John J. Suydam
Name: John J. Suydam
Title: Vice President

APOLLO ADVISORS VI, L.P.

By:	Apollo Capital Management VI, LLC,
its general partner

By:	/s/ John J. Suydam
Name: John J. Suydam
Title: Vice President

APOLLO MANAGEMENT VI, L.P.

By:	AIF VI Management, LLC,
its general partner

By:	/s/ John J. Suydam
Name: John J. Suydam
Title: Vice President

APOLLO MANAGEMENT, L.P.

By:	Apollo Management GP, LLC,
its general partner

By:	/s/ John J. Suydam
Name: John J. Suydam
Title: Vice President

[Signature page to Voting and Standstill Agreement]

APOLLO GLOBAL MANAGEMENT, LLC

By:		AGM Management, LLC,
its Manager

	By:	BRH Holdings GP, Ltd.,
its Sole Member

	By:	/s/ John J. Suydam
Name: John J. Suydam
Title: Vice President

/s/ Leon Black
Leon Black

/s/ Joshua J. Harris
Joshua J. Harris

HEXION SPECIALTY CHEMICALS, INC.

By:		/s/ Craig O. Morrison
Name: Craig O. Morrison
Title: President & Chief Executive Officer

HEXION LLC

By:		/s/ Craig O. Morrison
Name: Craig O. Morrison
Title: President & Chief Executive Officer

NIMBUS MERGER SUB INC.

By:		/s/ Craig O. Morrison
Name: Craig O. Morrison
Title: President & Chief Executive Officer

/s/ Craig O. Morrison
Craig O. Morrison

[Signature page to Voting and Standstill Agreement]

HUNTSMAN CORPORATION

By:	/s/ Samuel D. Scruggs
Name: Samuel D. Scruggs
Title: Executive Vice President General Counsel

[Signature page to Voting and Standstill Agreement]

Schedule A

DEFINED TERMS

For purposes of this Agreement, the following terms shall have the following meanings:

“Affiliate” of any specified Person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified Person.  For purposes of this definition, control of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Beneficially Own” or “Beneficial Ownership” with respect to any securities shall mean having “beneficial ownership” of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing.  For purposes of this Agreement, a Person shall be deemed to “Beneficially Own” any securities that are the subject of a derivative transaction entered into by such Person, or derivative security acquired by such Person, which gives such Person the economic equivalent of ownership of an amount of such securities due to the fact that the value of the derivative is explicitly determined by reference to the price or value of such securities, without regard to whether (a) such derivative conveys any voting rights in such securities to such Person, (b) the derivative is required to be, or capable of being, settled through delivery of such securities, or (c) such Person may have entered into other transactions that hedge the economic effect of such derivative.  In determining the number of Common Shares deemed Beneficially Owned by virtue of the operation of the preceding sentence, the subject Person shall be deemed to “Beneficially Own” (without duplication) the number of shares of Common Stock that are synthetically owned pursuant to such derivative transactions or such derivative securities.

“Board of Directors” shall mean the board of directors of Huntsman.

“Business Combination” shall mean any merger, consolidation, share, exchange, or similar business combination transaction or any transfer, assignment, conveyance, lease or other disposition by a referenced Person of all or substantially all of its assets.

“Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York or Houston, Texas are required or authorized to be closed.

“Distribution” shall mean a “distribution” as defined in Rule 100 of Regulation M under the Securities Act.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Person” shall mean any individual, partnership (limited or general), joint venture, limited liability company, corporation, association, business entity, trust, business trust, unincorporated organization, government or department or agency of a government.

“Portfolio Company” means a company in which one or more Apollo Parties or their Affiliates own debt or equity securities that (i) is actively engaged in providing goods or services to third-party customers (i.e., is not purely a “captive” business of an Apollo Party), and (ii) has its day-to-day operations managed by individuals who are not employees of any Apollo Party and (iii) that is not substantially engaged in the chemical business; provided, however, that clause (iii) shall not apply to the definition of Portfolio Company for purposes of the second sentence of Section 1.1(b).  For the avoidance of doubt, none of Hexion or any of its Subsidiaries will be considered Portfolio Companies under this Agreement.

“Rule 144” means Rule 144 promulgated under the Securities Act of 1933, as amended, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such rule.

“SEC” means the Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Subsidiary” shall mean, as to any Person, any Person at least a majority of the shares of stock or other equity interests of which having general voting power under ordinary circumstances to elect a majority of the board of directors (or comparable governing body) thereof (irrespective of whether or not at the time stock or equity of any other class or classes shall have or might have voting power by reason of the happening of any contingency) is, at the time as of which the determination is being made, owned by such Person, or one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries.

“13D Group” shall mean any group of Persons acquiring, holding, voting or disposing of securities which would be required under Section 13(d) of the Exchange Act and the rules and regulations thereunder (as in effect, and based on legal interpretations thereof existing, on the date hereof) to file a statement on Schedule 13D with the SEC as a “person” within the meaning of Section 13(d)(3) of the Exchange Act if such group beneficially owned securities representing more than 5% of any class of securities then outstanding.

“Transfer” shall mean any sale, exchange, transfer, pledge, encumbrance or other disposition, and “to Transfer” shall mean to sell, exchange, transfer, pledge, encumber or otherwise dispose of.

“Voting Securities” shall mean at any time shares of any class of capital stock of Huntsman that are then entitled to vote generally in the election of directors.

2

Schedule B

CURRENT BENEFICIAL OWNERSHIP

None.